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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported) - June 24, 2004

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                      Platinum Underwriters Holdings, Ltd.
             (Exact name of registrant as specified in its charter)



         Bermuda                         001-31341                98-0416483
 (State or other jurisdiction of    (Commission File Number)     (IRS Employer
 Incorporation or Organization)                              Identification No.)


      The Belvedere Building
         69 Pitts Bay Road                                   HM 08
        Pembroke, Bermuda                                 (Zip Code)
 (Address of principal executive offices)



                                 (441) 295-7195
              (Registrant's telephone number, including area code)

                                       N/A
             (Former name or address, if changed since last report)


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Item 5.    Other Events.

     On June 24, 2004, Platinum Underwriters Holdings, Ltd. (the "Company") issued a press release announcing the appointment of Joseph F. Fisher as Executive Vice President and Chief Financial Officer of the Company, effective July 6, 2004.

Item 7.    Financial Statements and Exhibits.

 (c)  Exhibits.

      Exhibit 99.1  Press release dated June 24, 2004



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Platinum Underwriters Holdings, Ltd. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         PLATINUM UNDERWRITERS
                                         HOLDINGS, LTD.


                                         By:  /s/ Michael E. Lombardozzi
                                              --------------------------
                                              Michael E. Lombardozzi
                                              Executive Vice President, General
                                              Counsel and Secretary


Date:  June 24, 2004




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                                  Exhibit Index
                                  -------------

Exhibit Number        Description
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99.1                  Press release dated June 24, 2004